UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 6, 2023

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2023, the board of directors (the “Board”) of the registrant appointed Scott C. Lem, age 45, as Chief Financial Officer, effective as of February 15, 2024. Mr. Lem has served as Chief Accounting Officer of the registrant since December 2013 and as Vice President and Treasurer of the registrant since May 2013. Mr. Lem previously served as Assistant Treasurer of the registrant from May 2009 to May 2013. He is also a Partner and Chief Accounting Officer, Credit (U.S. Direct Lending) within the finance and accounting function of Ares Management Corporation, a Delaware corporation and an affiliate of the registrant’s investment adviser (“Ares”). He is also Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc., Ares Strategic Income Fund and CION Ares Diversified Credit Fund. He may from time to time serve as an officer, director or principal of entities affiliated with Ares or investment funds managed by Ares and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares. Prior to joining Ares in July 2003, he was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate in the audit practice. Mr. Lem graduated with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and with a B.S. in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem also received an M.B.A. in Finance from UCLA's Anderson School of Management.

Concurrently with Mr. Lem’s appointment, Penni F. Roll announced that she will step down as Chief Financial Officer of the registrant, effective as of February 15, 2024. Following her stepping down from the Chief Financial Officer role, Ms. Roll will remain an officer of the registrant and at Ares in a senior leadership capacity.

Item 7.01 Regulation FD Disclosure.

On November 9, 2023, the registrant issued a press release announcing the appointment of Mr. Lem as Chief Financial Officer, effective as of February 15, 2024, and that Ms. Roll plans to step down as Ares Capital’s Chief Financial Officer, effective as of the same date. The text of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release, dated November 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION
Date: November 9, 2023
	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer